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                                                                   EXHIBIT 23(a)
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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors
Tuesday Morning Corporation:



We consent to the use of our report incorporated herein by reference.


                                                /s/ KPMG LLP


Dallas, Texas
May 25, 1999